AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON FEBRUARY 9, 2000

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                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                        Securities Exchange Act of 1934.


Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

  [_] Preliminary Proxy Statement
  [_] Confidential, For Use of the Commission Only (as permitted by
      Rule 14a-6 (e) (2))
  [_] Definitive Proxy Statement
  [_] Definitive Additional Materials
  [X] Soliciting Material Under Rule 14a-12


                               DEXTER CORPORATION
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
                              ISP INVESTMENTS INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

   [X] No fee required.
   [_] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.


1)    Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)    Proposed maximum aggregate value of transaction:

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NY2:\872380\01\$p4s01!.DOC\54104.0016

5)    Total fee paid:

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      [_] Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:


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


FOR IMMEDIATE RELEASE                     CONTACT:
Wednesday, February 9, 2000               Edward G. Novotny & Associates
                                          (212) 490-2065 or (212) 490-2977

                    INTERNATIONAL SPECIALTY PRODUCTS RESPONDS
                    -----------------------------------------
                        TO LETTER FROM DEXTER CORPORATION
                        ---------------------------------

           WAYNE, NJ - International Specialty Products Inc. (NYSE - ISP) announced today that it has sent the following letter to K. Grahame Walker, Chairman and Chief Executive Officer of Dexter Corporation (NYSE - DEX), in response to Mr. Walker's letter to Samuel J. Heyman, Chairman of ISP, dated February 9, 2000.

February 9, 2000

Mr. K. Grahame Walker
Chairman and Chief Executive Officer
Dexter Corporation
One Elm Street
Windsor Locks, CT 06096

Dear Grahame:

           We are in receipt of your letter today and, while not commenting on the host of ancillary issues you have raised, we agree that the central focus should be whether Dexter's shareholders are able to maximize the value of their investment. We take at face value your statement that Dexter is willing to enter into substantive discussions with us regarding ISP's proposal and are delighted that you have taken this step. I have asked our legal counsel to prepare a confidentiality agreement and advise you that we are in a position to move very promptly.

All the best.

Sincerely,
/s/ Samuel J. Heyman

                                    * * * * *

           International Specialty Products Inc. is a leading multinational manufacturer of specialty chemicals and mineral products.

NY2:\877134\01\54104.0016

           ISP HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISION RELATING TO ISP'S SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF DEXTER CORPORATION FOR USE AT DEXTER'S 2000 ANNUAL MEETING. ISP STRONGLY ADVISES ALL DEXTER SHAREHOLDERS TO READ THE FINAL, DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, THE FINAL DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO ALL DEXTER SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP:\\WWW.SEC.GOV. THE PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE. INFORMATION RELATING TO THE PARTICIPANTS IN ISP'S PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT.

           This press release may contain "forward looking statements" within the meaning of the federal securities laws with respect to the Company's financial results and future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Important factors that could cause such differences are discussed in the Company's Annual Report on Form 10-K, that is filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference.





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